Exhibit 99.1

Complete Solaria, an Industry-Leading Solar Services, Financing and Products Company, to Publicly List on NYSE through Business Combination with Freedom Acquisition I Corp.

●	Complete Solaria has entered into a definitive business combination agreement with Freedom Acquisition I Corp. (NYSE: FACT) (“Freedom”). Upon closing of the business combination, which is expected in the first half of 2023, the combined Company is expected to be listed on the New York Stock Exchange under the new ticker “CSLR”.

●	Complete Solaria brings together two highly complementary businesses in a vertically integrated manufacturing and distribution model, delivering end to end residential solar solutions, world-class customer service, aesthetically appealing, high-performance solar panels, as well as project financing, design and software solutions, to the U.S.A and beyond.

●	Complete Solaria projected to achieve $120 million of revenue in 2022, and $285 million in 2023, from $80 million of proforma combined revenues in 2020. The asset light model, synergies and margin expansion, with the expectation of achieving breakeven EBITDA in the second half of 2023.

●	The business combination with Freedom is supported by strong strategic relationships, including financial backing from the Carlyle Group and from T.J. Rodgers. Freedom, led by Tidjane Thiam, Adam Gishen, and Edward Zeng to retain a significant stake.

●	The business combination is expected to provide gross proceeds of up to approximately $376 million, before the impact of potential redemptions by Freedom investors, comprised of $346 million from Freedom’s trust account, $7 million from T.J. Rodgers, Tidjane Thiam, Edward Zeng and Adam Gishen, who have subscribed to purchase convertible notes from Complete Solar, and up to $23 million from additional investments in Complete Solaria prior to the consummation of the proposed business combination of Complete Solaria with Freedom.

●	The business combination values Complete Solaria at an approximate $888 million equity value, prior to any potential redemptions by Freedom’s public stockholders, providing Complete Solaria with capital to pursue additional profitable growth streams.

SAN RAMON, CA (October 3, 2022) – Complete Solaria, Inc. (“Complete Solaria” or the “Company”), a solar technology, services and financing company, and Freedom Acquisition I Corp. (NYSE: FACT), a publicly traded special purpose acquisition company, today announced a definitive agreement for a business combination that will result in Complete Solaria becoming a publicly listed company. Upon the closing of the business combination, the Company is expected to remain listed on the New York Stock Exchange under the new ticker symbol “CSLR”.

Creating a New Standard for the Adoption of Solar

Complete Solaria is the result of a merger between two leading U.S. residential solar companies, Complete Solar and Solaria (link to press release), which is expected to be completed in the fourth quarter of 2022, subject to customary closing conditions. The combination of these two companies would establish Complete Solaria as a full system operator with a compelling customer offering with best-in-class technology, financing, project fulfilment, and service, that will enable the Company to sell more product across more States in the United States. Complete Solaria is expected to offer packages of financing options for customers seeking to make the switch to a more energy-efficient existence.

Organic growth is projected to be strong, as Complete Solaria’s asset light model, secure supply network, and additional macro tailwinds from the Inflation Reduction Act (the “IRA”) support the Company’s strong investment and value creation profile.

Through the merger, Complete Solaria’s national geographic footprint is poised to expand materially, enabling it to capture additional national accounts, such as Starbucks. Complete Solaria will enlist and leverage its Solaria Pro Partners as builders and proxy license holders, in new markets across the U.S. As Complete Solaria is expected to be the only EPC (engineering, procurement and construction) company to control its own supply, these benefits are expected to result in greater security across the supply chain and provide additional margin gains for investors.

In addition, Complete Solaria will extend to the Solaria Pro Partners its program for customers wishing to finance their installations. This will allow for a one-stop shop facility through design, installation, and financing of a customer’s complete solar needs. This program is expected to boost partner sales, while driving lower monthly electricity costs for solar customers.

On a pro forma combined basis, Complete Solaria generated $80 million in revenue in 2020, which is projected to increase to over $120 million in 2022, and more than double to approximately $285 million in 2023, with the expectation of achieving breakeven EBITDA in the second half of 2023. Supported by the synergies underlying the merger of Complete Solar and Solaria, the Company is expected to experience significant profitable growth.

Will Anderson, CEO of Complete Solar, who will be CEO of Complete Solaria, commented, “Freedom recognizes our ability to scale rapidly both in the U.S. and internationally. Our business model will disrupt the solar industry as we provide the best solar products and services, while delivering the highest quality end-to-end experience to home and business owners and dramatically expanding customer access to solar. This transaction will help Complete Solar scale rapidly and meet the current demand we are seeing from our clients who desire to reduce high energy bills and contribute to a more sustainable future. We expect the recent Inflation Reduction Act will further accelerate a global energy transition, and our company is well positioned to capture that growth.”

Tidjane Thiam, Chairman of Freedom, said “Complete Solaria is positioned to be a leader in the attractive U.S. solar market, which is poised for many years of strong growth. We have been impressed by Will and the combined Complete Solaria team, who have demonstrated strong execution capabilities and delivered excellent results in their respective companies. This gives us confidence in the future prospects of Complete Solaria. Freedom has a global leadership team and a global set of investors, which will ensure that Complete Solaria can achieve its objectives in the U.S. but also beyond, including in Europe where we believe the growth potential for residential and small business use of solar energy is enormous. This has only been made more obvious by the current energy crisis. We are thrilled that Complete Solaria and their investors have selected us as their partner and are highly confident this will be a successful venture for all stakeholders.”

Beneficiary of the Inflation Reduction Act (IRA)

The recently enacted IRA increases individual savings for homeowners that make clean energy transitions. Rebates, tax credits, electric vehicle (EV) promotions, and other initiatives outlined in the IRA lay the foundation for significant solar adoption in the U.S., furthering Complete Solaria’s expected growth initiatives and expansion opportunities, including:

●	Incentivizing clean energy adoption and efficiency upgrades in the U.S.;

●	Reducing energy bills;

●	Creating jobs in the renewables space; and

●	Creating infrastructure for EVs and clean transportation.

Strong Board and Corporate Governance

Complete Solaria will benefit from a strong Board of Directors, after the merger with Freedom, with board members who include:

●	T.J. Rodgers, Chairman of the Board. Mr. Rodgers previously served as CEO and Chairman of SunPower, having also led the turnaround of EnPhase.

●	Tidjane Thiam, Board Member. Mr. Thiam is currently the executive Chairman of Freedom, and previously served as CEO of Credit Suisse and Prudential.

●	Steve Gomo, Board Member. Mr. Gomo currently serves on the Board of Micron, Nutanix and EnPhase Energy, and previously served as EVP and CFO of NetApp, and CFO of Gemplus.

●	Adam Gishen, Board Member. Mr. Gishen is currently the CEO of Freedom, and previously held senior executive roles at Credit Suisse, including Head of Investor Relations.

Transaction Overview

The business combination values Complete Solaria at an implied $553 million pro forma enterprise value, at a price of $10.00 per share, prior to any potential redemptions by Freedom’s public stockholders. The pro forma enterprise value implies 1.9x the Company’s projected 2023 revenue.

The business combination transaction is expected to provide gross proceeds of $376 million, prior to any potential redemptions and payment of transaction expenses, which includes $346 million of cash held in Freedom’s trust account and promissory notes from certain investors. T.J. Rodgers and sponsor shareholders of Freedom Tidjane Thiam, Edward Zeng and Adam Gishen have entered into a binding agreement to purchase $7 million of convertible promissory notes, demonstrating their commitment to the transaction and belief in the combined company’s ability to create long term value. In addition, potential exists for investments of up to $23 million from additional investors prior to the consummation of the proposed business combination of Complete Solaria with Freedom. All Complete Solaria shareholders will roll 100% of their equity holdings into the new combined company.

The business combination transactions between Complete Solaria and Freedom have been approved by the Boards of Directors of each of Complete Solar, Solaria and Freedom. The transaction will require the approval of the stockholders of Freedom and Complete Solaria, and is subject to satisfaction or waiver of the conditions stated in the definitive agreements and other customary closing conditions, including review by the Securities and Exchange Commission (the “SEC”). The merger of Complete Solar and Solaria is currently expected to close in the fourth quarter of 2022, and the business combination between Complete Solaria and Freedom is currently expected to close in the first half of 2023 Additional information about the proposed transactions, including a copy of the business combination agreement and related ancillary agreements in connection with the proposed business combination between Complete Solaria and Freedom, and an investor presentation, will be provided in a Current Report on Form 8-K to be filed by Freedom with the SEC, which will be available at www.sec.gov. More information about the proposed transactions will also be described in Freedom’s proxy statement/prospectus relation to the proposed business combination, which Freedom will file with the SEC and will be available at www.sec.gov.

Advisors

Cooley is serving as legal advisor to Complete Solaria. Paul Hastings LLP is serving as legal advisor to Freedom. Duff and Phelps will provide a fairness opinion to the Board of Directors of Freedom in connection with the proposed business combination with Complete Solaria.

Investor Conference Call Information

Complete Solaria and Freedom will host a joint investor conference call at 9:00AM EDT, today, October 3rd 2022, to discuss the proposed transaction. To listen to the prepared remarks via telephone, dial (877) 423-9813 (U.S.) or +1 (201) 689-8573 (International). The telephone replay will be available via telephone dial (844) 512-2921 (U.S.) or +1 (412) 317-6671 (International) and referencing the PIN 13733300. The replay will be available through October 13, 2022. A transcript of this conference call can also be found on Complete Solaria’s webpage at: www.completesolaria.com and will be filed by Freedom with the SEC, which will be available at www.sec.gov.

About Complete Solaria

Complete Solaria combines two of the leading residential solar companies in the U.S., Complete Solar and Solaria. The combination of businesses will create a compelling customer offering with best-in-class technology, which is expected to include financing, project fulfilment, and service allowing the combined company to sell more product across more markets and enable a package of financing options for customers wishing to make the switch to a more energy-efficient existence. Complete Solaria is backed by a world- class group of investors, including T.J. Rodgers and certain sponsor shareholders of Freedom. To learn more visit: www.completesolaria.com.

About Freedom

Freedom is a blank check company, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination with one or more businesses. Freedom is led by the Executive Chairman Tidjane Thiam, who previously served as CEO of Credit Suisse and Prudential.

Mr. Thiam has had significant involvement in the energy sector during his career. He designed and built three Independent Power Production (IPP) projects in the Ivory Coast (Ciprel I, Ciprel II and Azito), ultimately exceeding 500 MW in total. Ciprel I and II had significant environmental benefits as they ended the flaring of gas of the Ivoirian offshore fields. The Azito project won numerous awards as the first non- recourse privately financed IPP in Sub Saharan Africa and as combined cycle unit. Mr. Thiam also implemented various solar power projects, including a network of 250 solar powered rural health centres in areas not covered by the power grid. Mr. Thiam has also had significant involvement in energy policy formulation. In 2011, Mr. Thiam was appointed by Presidents Sarkozy and Obama as Chair of the G20 High Level Panel on Infrastructure, with a focus on the energy sector, and presented its policy conclusions to the G20 heads of state.

Senior management of Freedom also includes Chief Executive Officer Adam Gishen, and Edward Zeng, a proven entrepreneur with a strong track record of creating value for investors across financial services, technology and energy transition sectors. To learn more about Freedom, visit www.freedomac1.com.

Important Information and Where to Find It

This press release relates to proposed transactions involving Complete Solar, Solaria, Complete Solaria and Freedom. Freedom intends to file a registration statement (“Registration Statement”), which will include a proxy statement for the solicitation of Freedom shareholder approval and a prospectus for the offer and sale of Freedom securities in the proposed transaction with Complete Solaria, and other relevant documents with the SEC to be used at its extraordinary general meeting of shareholders to approve the proposed transaction with Complete Solaria. The proxy statement will be mailed to shareholders as of a record date to be established for voting on the proposed business combination between Freedom and Complete Solaria. INVESTORS AND SECURITY HOLDERS OF FREEDOM AND COMPLETE SOLARIA ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT, PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Registration Statement, proxy statement, prospectus and other documents containing important information about Freedom and Complete Solaria once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Freedom, Complete Solaria and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of Freedom’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction between Freedom and Complete Solaria will be contained in the proxy statement/prospectus pertaining to the proposed transaction when available at www.sec.gov.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

This communication may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transactions. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not a forward-looking statement. Forward- looking statements are forecasts, predictions, projections and other statements about future events that are based on current expectations, hopes, beliefs, intentions, strategies and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the proposed transactions may not be completed in a timely manner or at all; (ii) the risk that the proposed business combination between Freedom and Complete Solaria may not be completed by Freedom’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Freedom; (iii) the failure to satisfy the conditions to the consummation of the proposed transactions; (iv) the effect of the announcement or pendency of the proposed transactions on the companies’ business relationships, operating results, and business generally; (v) risks that the proposed transactions disrupt current plans and operations of the companies or divert managements’ attention from the companies’ ongoing business operations and potential difficulties in employee retention as a result of the announcement and consummation of the proposed transactions; (vi) the outcome of any legal proceedings that may be instituted in connection with the proposed transactions; (vii) the ability to maintain the listing of Freedom’s securities on a national securities exchange; (viii) the price of Freedom’s securities may be volatile due to a variety of factors, including changes in the applicable competitive or regulatory landscapes, variations in operating performance across competitors, changes in laws and regulations affecting Freedom’s or the Complete Solaria’s business, and changes in the combined capital structure; (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions, and identify and realize additional opportunities; (x) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) the evolution of the markets in which Complete Solaria will compete; (xii) the costs related to the proposed transactions; (xiii) any impact of the COVID-19 pandemic on Complete Solaria’s business; and (xiv) Freedom and Complete Solaria’s expectations regarding its market opportunities.

The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of documents filed by Freedom from time to time with the SEC, including the Registration Statement, when available. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Freedom, Complete Solar, Solaria and Complete Solaria assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Freedom, Complete Solar, Solaria or Complete Solaria gives any assurance that any of them will achieve its expectations.

Non-GAAP Financial Measures

This press release also includes certain non-GAAP (as defined below) financial measures the managements of Complete Solar and Solaria uses to evaluate their operations, measure their performance and make strategic decisions, including EBITDA. Complete Solar, Solaria and Freedom believe that EBITDA provides useful information to investors and others in understanding and evaluating the current and projected operating results of Complete Solar, Solaria and Complete Solaria in the same manner as management. However, EBITDA is not a financial measure calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) and should not be considered as substitutes for revenue, net income, operating profit or any other operating performance measures calculated in accordance with GAAP.

Contacts:

Investor Relations – Complete Solaria

Sioban Hickie, ICR, Inc.

CompleteSolariaIR@icrinc.com

Investor Relations – Freedom

Adam Gishen, Freedom Acquisition l Corp.

ag@freedomac1.com

Public Relations – Complete Solaria

Doug Donsky, ICR, Inc.

CompleteSolariaPR@icrinc.com

Public Relations – Freedom

Andy Smith, Powerscourt (U.K.)

andy.smith@powerscourt-group.com